Exhibit 99.2

1.     2001 vs. 2000 Second Quarter Earnings

                                                Six Months         Six Months
                                                  Ended              Ended
                                                 06/30/01           06/30/00
                                                ----------         ----------

Reported Earnings (Diluted)                   $         1.24      $        0.45
Non-Recurring Items                                     0.27               0.00
Western Resources Acquisition Costs                     0.06               0.00
                                              ---------------    ---------------
Ongoing Earnings                              $         1.57      $        0.45
                                              ===============    ===============


2.     Itemization of Second Quarter 2001 Non-Recurring Items

2Q01 Reported Earnings                          $ 1.24

Contribution to not-for-profit PNM Foundation     0.07     Other Income

Coal mine decommissioning charges related to
excluded plant at SJGS                            0.20     Other Income

Western Resources Acquisition Costs               0.06     Other Income
                                                ------
2Q01 Ongoing Earnings                           $ 1.57
                                                ======


3.     Year-to-date and Twelve Months-to-date Earnings


                                                Six Months        Twelve Months
                                                   Ended              Ended
                                                  6/30/01            6/30/01
                                             ---------------     ---------------

Reported Earnings (Diluted)                   $        2.84        $       4.37

Non-Recurring Items                                    0.27                0.23

Western Resources Acquisition Costs                    0.10                0.20
                                             ---------------      --------------
Ongoing Earnings                              $        3.21        $       4.80
                                             ===============      ==============



4.     Electric Sales and Revenues


                                                Three Months       Three Months
                                                   Ended              Ended
MWh Sales                                         6/30/01            6/30/00            % Chg
                                                ------------       ------------         -----

Total Retail                                       1,771,214          1,721,661         2.90%

Wholesale Sales                                    3,151,356          2,945,660         7.00%
                                                -------------      -------------
Total Sales                                        4,922,570          4,667,321         5.50%
                                                =============      =============        =====


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


5.     Key Dates


Jul 1           PRC approved new holding company, PNM Resources, Inc.
                (see Issues Update)

Jul 3           PNM Annual Shareholder Meeting.

Jul 25          KCC issues final order on KGE/KPL rate cases.

Oct 4-6 PNM hosts meeting for analysts, investors and bankers in Albuquerque, NM.

Oct 28-30       EEI Financial Conference in New Orleans.

4Q, '01
(estimated)     Shareholder vote on PNM's acquisition of Western Resources.


6.     Issues Update

Issue                       Status
-----                       ------

New Holding Co. Order       On June 29, 2001, the PRC issued a Final Order
issued by PRC               authorizing PNM to form a new holding company,
                            PNM Resources, Inc. The company has some concerns over certain terms and conditions attached, and is reviewing the Order to determine how to proceed.

Effect of FERC Order        While we do not believe that price caps are the
on PNM Wholesale            answer to the energy shortage we are facing in the
Power Sales                 West, it is still too early to fully quantify the
                            impact of that order on PNM revenues and earnings going forward. Nonetheless, ongoing earnings for 2001 are expected to be between $4.25 and $4.50.

New Long-term Power         From July 1, 2001 until Dec. 31, 2006, PNM will
Contract                    provide varying amounts of firm power (up to 114 MW)
                            to Texas-New Mexico Power. PNM will build a new
                            135 MW gas-fired plant that will be operational by the fall of 2002 to help serve this load. The company plans to expand the plant to 220 MW in late 2003.

Generating Resources        The company's generating plants have been operating
                            at above 84% capacity factor in 2001. Even in the event of unplanned outages, PNM is well-positioned to meet its requirements for power.


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